UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2013

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

                                               N/A

(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

                                               N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2013, US Airways, Inc. (the “Company”), Wilmington Trust Company, as subordination agent and pass through trustee under certain pass through trusts newly formed by the Company (the “Trustee”), Wilmington Trust, National Association, as escrow agent under the Escrow Agreements (as defined below), and Wilmington Trust Company, as paying agent under the Escrow Agreements, entered into the Note Purchase Agreement, dated as of April 24, 2013 (the “Note Purchase Agreement”). The Note Purchase Agreement provides for future issuance by the Company of equipment notes in the aggregate amount of $819,613,000 (the “Equipment Notes”) to finance the purchase of 18 Airbus aircraft scheduled to be delivered from September 2013 to June 2014 (collectively, the “Aircraft”). The payment obligations of the Company under the Equipment Notes are fully and unconditionally guaranteed by US Airways Group, Inc. Pursuant to the Note Purchase Agreement, at the financing of each Aircraft, the Trustee will purchase Equipment Notes issued under a Trust Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to such Aircraft to be entered into by the Company and Wilmington Trust Company, as indenture trustee.

Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 3.950% per annum, and Series B, bearing interest at the rate of 5.375% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $620,095,000, in the case of Series A, and $199,518,000, in the case of Series B. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2013-1, Class A and Class B (collectively, the “Certificates” and each class of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to Escrow and Paying Agent Agreements, dated as of April 24, 2013, among Wilmington Trust, National Association, as escrow agent, Goldman, Sachs & Co., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters, and Wilmington Trust Company, as pass through trustee and as paying agent (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Natixis S.A., acting through its New York Branch, under a Deposit Agreement corresponding to each Class of Certificates.

The interest on the Equipment Notes and the escrowed funds is payable semiannually on each May 15 and November 15, beginning on November 15, 2013. The principal payments on the Equipment Notes are scheduled on May 15 and November 15 of each year, beginning on November 15, 2014. The final payments will be due on November 15, 2025, in the case of the Series A Equipment Notes, and November 15, 2021, in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-181718) (the “Registration Statement”). For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement offering the Class A and Class B Certificates, dated April 10, 2013 (the “Prospectus Supplement”), to the Prospectus, dated May 25, 2012, filed with the Securities and Exchange Commission on April 12, 2013, pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03 Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement to the Prospectus, dated May 25, 2012, relate to the offering of the Class A and Class B Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.

Date: April 24, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS, INC.

Date: April 24, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Supplement No. 2013-1A-0, dated as of April 24, 2013, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010
4.2	Trust Supplement No. 2013-1A-S, dated as of April 24, 2013, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010
4.3	Trust Supplement No. 2013-1B-O dated as of April 24, 2013, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010
4.4	Trust Supplement No. 2013-1B-S, dated as of April 24, 2013, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010
4.5	Revolving Credit Agreement (2013-1A), dated as of April 24, 2013, between Wilmington Trust Company, as Subordination Agent, as Agent and Trustee for the US Airways Pass Through Trust 2013-1A as Borrower, and Natixis S.A., acting through its New York Branch, as Liquidity Provider
4.6	Revolving Credit Agreement (2013-1B), dated as of April 24, 2013, between Wilmington Trust Company, as Subordination Agent, as Agent and Trustee for the US Airways Pass Through Trust 2013-1B as Borrower, and Natixis S.A., acting through its New York Branch, as Liquidity Provider
4.7	Intercreditor Agreement, dated as of April 24, 2013, among Wilmington Trust Company, as Trustee, Natixis S.A., acting through its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee
4.8	Deposit Agreement (Class A), dated as of April 24, 2013, between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary
4.9	Deposit Agreement (Class B), dated as of April 24, 2013, between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary
4.10	Escrow and Paying Agent Agreement (Class A), dated as of April 24, 2013, among Wilmington Trust, National Association, as Escrow Agent, Goldman, Sachs & Co., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters, Wilmington Trust Company, as Pass Through Trustee, and Wilmington Trust Company, as Paying Agent
4.11	Escrow and Paying Agent Agreement (Class B), dated as of April 24, 2013, among Wilmington Trust, National Association, as Escrow Agent, Goldman, Sachs & Co., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters, Wilmington Trust Company, as Pass Through Trustee, and Wilmington Trust Company, as Paying Agent
4.12	Note Purchase Agreement, dated as of April 24, 2013, among US Airways, Inc., Wilmington Trust Company, as Pass Through Trustee, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent
4.13	Form of Participation Agreement between US Airways, Inc., as Owner, and Wilmington Trust Company, as Indenture Trustee, Subordination Agent and Pass Through Trustee (Exhibit B to Note Purchase Agreement)

4.14	Form of Trust Indenture and Security Agreement among US Airways, Inc., as Owner, Wilmington Trust, National Association, as Securities Intermediary, and Wilmington Trust Company, as Indenture Trustee (Exhibit C to Note Purchase Agreement)
4.15	Form of US Airways Pass Through Certificate, Series 2013-1A-O (included in Exhibit 4.1)
4.16	Form of US Airways Pass Through Certificate, Series 2013-1B-O (included in Exhibit 4.3)
4.17	Guarantee, dated as of April 24, 2013, from US Airways Group, Inc. in respect of Fourteen (14) Airbus A321-231 and Four (4) Airbus A330-243 Aircraft
5.1	Opinion of Latham & Watkins LLP, special counsel to US Airways, Inc. and US Airways Group, Inc.